Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2009

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,

	2009	2008

REVENUES:
Minimum rents	$171,937	$174,531
Percentage rents	4,804	4,996
Other rents	4,280	5,014
Tenant reimbursements	81,484	86,423
Management, development and leasing fees	2,465	2,938
Other	6,090	7,029

Total revenues	271,060	280,931

EXPENSES:
Property operating	44,017	48,292
Depreciation and amortization	78,311	75,081
Real estate taxes	24,154	24,179
Maintenance and repairs	15,994	17,916
General and administrative	11,479	12,531
Other	5,157	6,999

Total expenses	179,112	184,998

Income from operations	91,948	95,933
Interest and other income	1,581	2,727
Interest expense	(71,885)	(80,224)
Impairment of investment	(7,706)	—
Gain (loss) on sales of real estate assets	(139)	3,076
Equity in earnings of unconsolidated affiliates	1,534	979
Income tax provision	(603)	(357)

Income from continuing operations	14,730	22,134
Operating income (loss) of discontinued operations	(66)	283
Loss on discontinued operations	(60)	—

Net income	14,604	22,417
Net income attributable to noncontrolling interests in:
Operating partnership	(1,306)	(4,742)
Other consolidated subsidiaries	(6,131)	(6,049)

Net income attributable to the Company	7,167	11,626
Preferred dividends	(5,455)	(5,455)

Net income available to common shareholders	$1,712	$6,171

Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.03	$0.08
Discontinued operations	(0.01)	0.01

Net income available to common shareholders	$0.02	$0.09

Weighted average common shares outstanding	71,161	70,994

Diluted per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.03	$0.08
Discontinued operations	(0.01)	0.01

Net income available to common shareholders	$0.02	$0.09

Weighted average common and potential dilutive common shares outstanding	71,196	71,027

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$1,784	$6,011
Discontinued operations	(72)	160

Net income available to common shareholders	$1,712	$6,171

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

The Company’s calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended March 31,

	2009	2008

Net income available to common shareholders	$1,712	$6,171
Noncontrolling interest in earnings of operating partnership	1,306	4,742
Depreciation and amortization expense of:
Consolidated properties	78,311	75,081
Unconsolidated affiliates	7,509	6,677
Discontinued operations	—	775
Non-real estate assets	(247)	(243)
Noncontrolling interests’ share of depreciation and amortization	(201)	(348)
Loss on discontinued operations	60	—

Funds from operations of the operating partnership	$88,450	$92,855

Funds from operations per diluted share	$0.72	$0.75

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	123,145	123,001

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	88,450	92,855
Percentage allocable to common shareholders (1)	57.80%	57.73%

Funds from operations allocable to common shareholders	$51,124	$53,605

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$2,543	$1,460
Lease termination fees per share	$0.02	$0.01

Straight-line rental income	$1,731	$1,501
Straight-line rental income per share	$0.01	$0.01

Gains on outparcel sales	$425	$3,360
Gains on outparcel sales per share	$—	$0.03

Amortization of acquired above- and below-market leases	$1,548	$2,597
Amortization of acquired above- and below-market leases per share	$0.01	$0.02

Amortization of debt premiums	$2,035	$2,076
Amortization of debt premiums per share	$0.02	$0.02

Income tax provision	$(603)	$(357)
Income tax provision per share	$—	$—

Abandoned projects	$(76)	$(1,713)
Abandoned projects per share	$—	$(0.01)

Impairment of investment	$(7,706)	$—
Impairment of investment per share	$(0.06)	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended March 31,

	2009	2008

Net income attributable to the Company	$7,167	$11,626

Adjustments:
Depreciation and amortization	78,311	75,081
Depreciation and amortization from unconsolidated affiliates	7,509	6,677
Depreciation and amortization from discontinued operations	—	775
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	(201)	(348)
Interest expense	71,885	80,224
Interest expense from unconsolidated affiliates	7,865	6,626
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(273)	(448)
Abandoned projects expense	76	1,713
(Gain) loss on sales of real estate assets	139	(3,076)
Gain on sales of real estate assets of unconsolidated affiliates	(564)	(284)
Impairment of investment	7,706	—
Income tax provision	603	357
Net income attributable to noncontrolling interest in earnings of operating partnership	1,306	4,742
Loss on discontinued operations	60	—

Operating partnership’s share of total NOI	181,589	183,665
General and administrative expenses	11,479	12,531
Management fees and non-property level revenues	(5,932)	(8,092)

Operating partnership’s share of property NOI	187,136	188,104
NOI of non-comparable centers	(3,781)	(2,541)

Total same-center NOI	$183,355	$185,563

Malls	$166,875	$168,258
Associated centers	7,822	8,607
Community centers	3,370	3,401
Other	5,288	5,297

Total same-center NOI	183,355	185,563
Less lease termination fees	(2,549)	(1,352)

Total same-center NOI, excluding lease termination fees	$180,806	$184,211

Percentage Change:
Malls	-0.8%
Associated centers	-9.1%
Community centers	-0.9%
Other	-0.2%

Total same-center NOI	-1.2%

Total same-center NOI, excluding lease termination fees	-1.8%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Company’s Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	March 31, 2009

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,580,821	$1,514,076	$6,094,897
Noncontrolling interests’ share of consolidated debt	(23,477)	(928)	(24,405)
Company’s share of unconsolidated affiliates’ debt	408,342	166,754	575,095

Company’s share of consolidated and unconsolidated debt	$4,965,686	$1,679,902	$6,645,588

Weighted average interest rate	5.95%	1.70%	4.88%

	March 31, 2008

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,673,477	$1,216,143	$5,889,620
Noncontrolling interests’ share of consolidated debt	(24,073)	(3,043)	(27,116)
Company’s share of unconsolidated affiliates’ debt	410,759	65,873	476,632

Company’s share of consolidated and unconsolidated debt	$5,060,163	$1,278,973	$6,339,136

Weighted average interest rate	5.79%	3.75%	5.38%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2009
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value

Common stock and operating partnership units	117,064	$2.36	$276,271
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000

Total market equity			566,271
Company’s share of total debt			6,645,588

Total market capitalization			$7,211,859

Debt-to-total-market capitalization ratio			92.1%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2009. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding (2)
(In thousands)

	Three Months Ended March 31,

	Basic	Diluted

2009:
Weighted average shares - EPS	71,161	71,196
Weighted average operating partnership units	51,949	51,949

Weighted average shares- FFO	123,110	123,145

2008:
Weighted average shares - EPS	70,994	71,027
Weighted average operating partnership units	51,974	51,974

Weighted average shares- FFO	122,968	123,001

Dividend Payout Ratio	Three Months Ended March 31,

	2009	2008

Weighted average cash dividend per share	$0.21763	$0.55047
FFO per diluted, fully converted share	$0.72	$0.75

Dividend payout ratio	30.2%	73.4%

(2) As adjusted for the common stock and common units issued in connection with the Company’s dividend payment on April 15, 2009.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	March 31, 2009	December 31, 2008

ASSETS
Real estate assets:
Land	$926,663	$902,504
Buildings and improvements	7,553,549	7,503,334

	8,480,212	8,405,838
Less accumulated depreciation	(1,371,814)	(1,310,173)

	7,108,398	7,095,665
Developments in progress	189,679	225,815

Net investment in real estate assets	7,298,077	7,321,480
Cash and cash equivalents	44,073	51,227
Cash in escrow	2,490	2,700
Receivables:
Tenant, net of allowance	70,314	74,402
Other	11,104	12,145
Mortgage notes receivable	55,867	58,961
Investment in unconsolidated affiliates	197,498	207,618
Intangible lease assets and other assets	293,447	305,802

	$7,972,870	$8,034,335

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable	$6,094,897	$6,095,676
Accounts payable and accrued liabilities	308,468	329,991

Total liabilities	6,403,365	6,425,667

Commitments and contingencies
Redeemable noncontrolling interests	439,016	439,675

Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7

Common Stock, $.01 par value, 180,000,000 shares authorized, 66,453,651 and 66,394,844 issued and outstanding in 2009 and 2008, respectively	664	664
Additional paid-in capital	1,007,345	1,003,746
Accumulated other comprehensive loss	(21,971)	(22,594)
Accumulated deficit	(216,171)	(193,307)

Total shareholders’ equity	769,879	788,521
Noncontrolling interests	360,610	380,472

Total equity	1,130,489	1,168,993

	$7,972,870	$8,034,335

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended March 31,

	2009	2008

EBITDA:
Net income attributable to the company	$7,167	$11,626

Adjustments:
Depreciation and amortization	78,311	75,081
Depreciation and amortization from unconsolidated affiliates	7,509	6,677
Depreciation and amortization from discontinued operations	—	775
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	(201)	(348)
Interest expense	71,885	80,224
Interest expense from unconsolidated affiliates	7,865	6,626
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(273)	(448)
Income taxes	802	656
Impairment of investment	7,706	—
Abandoned projects	76	1,713
Net income attributable to noncontrolling interest in earnings of operating partnership	1,306	4,742
Loss on discontinued operations	60	—

Company’s share of total EBITDA	$182,213	$187,324

Interest Expense:
Interest expense	$71,885	$80,224
Interest expense from unconsolidated affiliates	7,865	6,626
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	(273)	(448)

Company’s share of total interest expense	$79,477	$86,402

Ratio of EBITDA to Interest Expense	2.29	2.17

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended March 31,

	2009	2008

Company’s share of total EBITDA	$182,213	$187,324
Interest expense	(71,885)	(80,224)
Noncontrolling interests’ share of interest expense in other consolidated subsidiaries	273	448
Income taxes	(802)	(656)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,350	2,119
Amortization of debt premiums	(2,035)	(1,975)
Amortization of above- and below- market leases	(1,548)	(2,597)
Depreciation and interest expense from unconsolidated affiliates	(15,374)	(13,303)
Noncontrolling interests’ share of depreciation and amortization in other consolidated subsidiaries	201	348
Net income attributable to noncontrolling interests in other consolidated subsidiaries	6,131	6,049
(Gain) loss on outparcel sales	139	(3,076)
Realized foreign currency loss	48	—
Income tax benefit from stock options	—	1,501
Equity in earnings of unconsolidated affiliates	(1,534)	(979)
Distributions from unconsolidated affiliates	3,727	4,163
Share-based compensation expense	970	1,588
Changes in operating assets and liabilities	(11,110)	(11,119)

Cash flows provided by operating activities	$91,735	$89,611

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Schedule of Mortgage and Other Notes Payable as of March 31, 2009
(Dollars in thousands)

		Original Maturity Date	Optional Extended Maturity Date
				Interest Rate			Balance

Location	Property				Balance		Fixed	Variable

Operating Properties:
Fairview Heights, IL	St. Clair Square	Apr-09	—	7.00%	$59,160	(a)	$59,160	$—
Terre Haute, IN	Honey Creek Mall	May-09	—	6.95%	30,179	(b)	30,179	—
Daytona Beach, FL	Volusia Mall	May-09	—	6.70%	51,334	(b)	51,334	—
Pearland, TX	Pearland Office	Jul-09	Jul-12	1.66%	7,562	(c)	—	7,562
Pearland, TX	Pearland Town Center	Jul-09	Jul-12	1.66%	125,626	(c)	—	125,626
Chattanooga, TN	CBL Center II	Aug-09	Aug-10	1.75%	11,599		—	11,599
Burlington, NC	Alamance Crossing	Sep-09	Sep-11	1.77%	74,413		—	74,413
Meridian, MS	Bonita Lakes Crossing	Oct-09	—	6.82%	7,235	(b)	7,235	—
Meridian, MS	Bonita Lakes Mall	Oct-09	—	6.82%	23,090	(b)	23,090	—
Stillwater, OK	Lakeview Pointe	Nov-09	Nov-10	1.55%	15,600		—	15,600
Cincinnati, OH	Eastgate Mall	Dec-09	—	4.55%	53,055	(d)	53,055	—
Little Rock, AR	Park Plaza Mall	May-10	—	8.69%	39,255		39,255	—
Spartanburg, SC	WestGate Crossing	Jul-10	—	8.42%	9,121		9,121	—
Burnsville, MN	Burnsville Center	Aug-10	—	8.00%	62,954		62,954	—
Roanoke, VA	Valley View Mall	Sep-10	—	8.61%	41,654		41,654	—
Beaumont, TX	Parkdale Crossing	Sep-10	—	5.01%	7,856		7,856	—
Beaumont, TX	Parkdale Mall	Sep-10	—	5.01%	49,755		49,755	—
Nashville, TN	CoolSprings Galleria	Sep-10	—	6.22%	122,798		122,798	—
Lansing, MI	Meridian Mall	Nov-10	Nov-11	5.18%	40,000	(e)	40,000
Stroud, PA	Stroud Mall	Dec-10	—	8.42%	30,099		30,099	—
Wausau, WI	Wausau Center	Dec-10	—	6.70%	11,580		11,580	—
York, PA	York Galleria	Dec-10	—	8.34%	48,090		48,090	—
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.52%	15,780		—	15,780
St. Louis, MO	West County Center- Former Lord & Taylor	Mar-11	Mar-13	1.55%	23,494		—	23,494
Lexington, KY	Fayette Mall	Jul-11	—	7.00%	88,255		88,255	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	7.24%	78,748		78,748	—
Panama City, FL	Panama City Mall	Aug-11	—	7.30%	37,585		37,585	—
Asheville, NC	Asheville Mall	Sep-11	—	6.98%	64,341		64,341	—
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(f)	87,500
Milford, CT	Milford Marketplace	Jan-12	Jan-13	4.03%	17,250		—	17,250
Ft. Smith, AR	Massard Crossing	Feb-12	—	7.54%	5,555		5,555	—
Vicksburg, MS	Pemberton Plaza	Feb-12	—	7.54%	1,898		1,898	—
Houston, TX	Willowbrook Plaza	Feb-12	—	7.54%	28,426		28,426	—
High Point, NC	Oak Hollow Mall	Feb-12	—	4.50%	37,708		37,708	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	7.40%	59,812		59,812	—
Colonial Heights, VA	Southpark Mall	May-12	—	7.00%	33,956		33,956	—
Douglasville, GA	Arbor Place	Jul-12	—	6.51%	70,651		70,651	—
Saginaw, MI	Fashion Square	Jul-12	—	6.51%	54,094		54,094	—
Louisville, KY	Jefferson Mall	Jul-12	—	6.51%	39,357		39,357	—
North Charleston, SC	Northwoods Mall	Jul-12	—	6.51%	56,348		56,348	—
Jackson, TN	Old Hickory Mall	Jul-12	—	6.51%	31,208		31,208	—
Asheboro, NC	Randolph Mall	Jul-12	—	6.50%	13,608		13,608	—
Racine, WI	Regency Mall	Jul-12	—	6.51%	30,861		30,861	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	—	6.51%	7,975		7,975	—
Spartanburg, SC	WestGate Mall	Jul-12	—	6.50%	48,883		48,883	—
Chattanooga, TN	CBL Center	Aug-12	—	6.25%	13,613		13,613	—
Livonia, MI	Laurel Park Place	Dec-12	—	8.50%	47,862		47,862	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.73%	119,969		119,969	—
Greensburg, PA	Westmoreland Mall	Mar-13	—	5.05%	73,115		73,115	—
St. Louis, MO	West County Center	Apr-13	—	5.19%	154,513		154,513	—
Columbia, SC	Columbia Place	Sep-13	—	5.45%	29,904		29,904	—
St. Louis, MO	South County Center	Oct-13	—	4.96%	78,625		78,625	—
Joplin, MO	Northpark Mall	Mar-14	—	5.75%	37,829		37,829	—
Laredo, TX	Mall del Norte	Dec-14	—	5.04%	113,400		113,400	—
Rockford, IL	Cherryvale Mall	Oct-15	—	5.00%	88,962		88,962	—
Brookfield, IL	Brookfield Square	Nov-15	—	5.08%	99,590		99,590	—
Madison, WI	East Towne Mall	Nov-15	—	5.00%	75,825		75,825	—
Madison, WI	West Towne Mall	Nov-15	—	5.00%	107,104		107,104	—
Bloomington, IL	Eastland Mall	Dec-15	—	5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	—	5.85%	31,695		31,695	—
Overland Park, KS	Oak Park Mall	Dec-15	—	5.85%	275,700		275,700	—

		Original Maturity Date	Optional Extended Maturity Date
				Interest Rate		Balance

Location	Property				Balance	Fixed	Variable

Janesville, WI	Janesville Mall	Apr-16	—	8.38%	9,899	9,899	—
Akron, OH	Chapel Hill Mall	Aug-16	—	6.10%	74,482	74,482	—
Chesapeake, VA	Greenbrier Mall	Aug-16	—	5.91%	82,123	82,123	—
Chattanooga, TN	Hamilton Place	Aug-16	—	5.86%	113,007	113,007	—
Midland, MI	Midland Mall	Aug-16	—	6.10%	36,757	36,757	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.74%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	—	5.50%	44,613	44,613	—
Cary, NC	Cary Towne Center	Mar-17	—	8.50%	74,083	74,083	—
Charleston, SC	Citadel Mall	Apr-17	—	5.68%	73,272	73,272	—
Chattanooga, TN	Hamilton Corner	Apr-17	—	5.67%	16,602	16,602	—
Layton, UT	Layton Hills Mall	Apr-17	—	5.66%	104,732	104,732	—
Lafayette, LA	Mall of Acadiana	Apr-17	—	5.67%	146,533	146,533	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	—	5.67%	43,258	43,258	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	—	5.67%	21,922	21,922	—
Cincinnati, OH	Eastgate Crossing	May-17	—	5.66%	16,309	16,309	—
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	—	6.00%	1,938	1,938	—
Winston-Salem, NC	Hanes Mall	Oct-18	—	6.99%	163,320	163,320	—
Nashville, TN	Hickory Hollow Mall	Oct-18	—	6.00%	33,547	33,547	—

	SUBTOTAL				$4,458,811	$4,167,487	$291,324

Weighted average interest rate					5.85%	6.14%	1.81%

Debt Premiums (Discounts):
Terre Haute, IN	Honey Creek Mall	May-09	—	6.95%	109	109	—
Little Rock, AR	Park Plaza Mall	May-10	—	8.69%	1,458	1,458	—
Roanoke, VA	Valley View Mall	Sep-10	—	8.61%	2,087	2,087	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	7.24%	2,984	2,984	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	7.40%	3,988	3,988	—
Colonial Heights, VA	Southpark Mall	May-12	—	7.00%	1,800	1,800	—
Livonia, MI	Laurel Park Place	Dec-12	—	8.50%	5,410	5,410	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.73%	1,698	1,698	—
St. Louis, MO	West County Center	Apr-13	—	5.19%	(3,274)	(3,274)	—
St. Louis, MO	South County Center	Oct-13	—	4.96%	(1,638)	(1,638)	—
Joplin, MO	Northpark Mall	Mar-14	—	5.75%	379	379	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.74%	(2,018)	(2,018)	—

	SUBTOTAL				$12,983	$12,983	$—

Weighted average interest rate					4.80%	4.80%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,471,794	$4,180,470	$291,324

Weighted average interest rate					5.85%	6.13%	1.81%
Construction Loans:

D’lberville, MS	The Promenade	Dec-10	Dec-11	0.47%	$79,085 (g)	$—	$79,085
Pittsburgh, PA	Settlers Ridge	Dec-10	Dec-12	1.46%	17,623	—	17,623

	SUBTOTAL				$96,708	—	$96,708

Credit Facilities:
Unsecured credit facility, $560,000 capacity		Aug-09	Aug-11	1.58%	$522,500	$—	$522,500

Secured credit facilities:
$524,850 capacity		Feb-10	—	1.33%	524,850 (h)	400,000	124,850
$105,000 capacity		Jun-10	—	1.46%	17,000	—	17,000
$20,000 capacity		Mar-10	—	1.30%	20,000	—	20,000
$17,200 capacity		Apr-10	—	1.30%	4,200	—	4,200

Total secured facilities				3.54%	566,050	400,000	166,050

Unsecured term facilities:
General		Apr-11	Apr-13	2.23%	228,000	—	228,000
Starmount		Nov-10	Nov-12	1.78%	209,494	—	209,494

Total term facilities				2.01%	437,494	—	437,494

	SUBTOTAL			1.26%	$1,526,044	$400,000	$1,126,044

Other					$351	$351	$—

Total Consolidated Debt					$6,094,897	$4,580,821	$1,514,076
Weighted average interest rate					4.91%	5.98%	1.66%

		Original Maturity Date	Optional Extended Maturity Date
				Interest Rate		Balance

Location	Property				Balance	Fixed	Variable

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	1.50%	$26,213	$—	$26,213
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	2.06%	11,561	—	11,561
Lee’s Summit, MO	Summit Fair	Jun-10	—	2.62%	11,879 (i)	—	11,879
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	533	533	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	2.58%	39,144	—	39,144
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.57%	3,640	—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.78%	45,605	—	45,605
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	1.73%	8,300	—	8,300
York, PA	York Town Center	Oct-11	—	1.79%	20,412	—	20,412
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	4,625	4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	2,555	2,555	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	405	405	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	38,812	38,812	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	1,100	1,100	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	971	971	—
Greensboro, NC	Renaissance Center Phase 2	Apr-13	—	5.22%	7,850	7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	1,533	1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	45,088	45,088	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	34,066	34,066	—
Raleigh, NC	Triangle Town Center	Dec-15	—	5.74%	98,130	98,130	—
Greensboro, NC	Renaissance Center Phase 1	Jul-16	—	5.61%	17,979	17,979	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	12,838	12,838	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	14,013	14,013	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	21,868	21,868	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	7,576	7,576	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	95,400	95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	3,000	3,000	—

	SUBTOTAL				$575,096	$408,342	$166,754

Less Noncontrolling Interests’ Share Of Consolidated Debt:		Minority Interest%
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,089)	$(1,089)	$—
Chattanooga, TN	CBL Center II	8.00%		1.75%	(928)	—	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,660)	(1,660)	—
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,301)	(11,301)	—
High Point, NC	Oak Hollow Mall	25.00%		4.50%	(9,427)	(9,427)	—

	SUBTOTAL				$(24,405)	$(23,477)	$(928)

Company’s Share Of Consolidated And Unconsolidated Debt					$6,645,588	$4,965,686	$1,679,902

Weighted average interest rate					4.88%	5.95%	1.70%

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	1.50%	$52,426	$—	$52,426
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	2.06%	11,561	—	11,561
Lee’s Summit, MO	Summit Fair	Jun-10	—	2.62%	43,996	—	43,996
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	1,053	1,053	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	2.58%	39,144	—	39,144
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.57%	3,640	—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.78%	45,605	—	45,605
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	1.73%	8,300	—	8,300
York, PA	York Town Center	Oct-11	—	1.79%	40,824	—	40,824
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	9,250	9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	5,110	5,110	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	809	809	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	77,625	77,625	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	2,199	2,199	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	1,941	1,941	—
Greensboro, NC	Renaissance Center Phase 2	Apr-13	—	5.22%	15,700	15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	3,066	3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	90,177 (j)	90,177	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	56,776	56,776	—
Releigh, NC	Triangle Town Center	Dec-15	—	5.74%	196,260	196,260	—
Greensboro, NC	Renaissance Center Phase 1	Jul-16	—	5.61%	35,959	35,959	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	27,028	27,028	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	28,025	28,025	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	43,737	43,737	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	15,152	15,152	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	190,800	190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	6,000	6,000	—

					$1,052,163	$806,667	$245,496

Weighted average interest rate					4.76%	5.60%	2.02%

(a)	A loan extension with a maturity date of April 2010 and a principal balance of $59,160 was executed in April 2009.

(b)	These loans are secured by the same institutional lender. We are in the process of completing our negotiations on these loans, which we anticipate closing in the second quarter.

(c)

In January 2009, the Company entered into an interest rate cap on a total notional amount of $129,000 related to it’s Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%. The cap terminates in July 2010.

(d)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(e)

The Company has entered into an interest rate swap on a notional amount of $40,000 related to Meridian Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(f)

The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(g)

The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%. The cap terminates in December 2010. Loan proceeds in the amount of $31,356 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(h)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

(i)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(j)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Schedule of Maturities of Mortgage and Other Notes Payable as of March 31, 2009

(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised as of March 31, 2009:

Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Noncontrolling Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$224,053	$—	$—	$224,053	3.37%
2010	1,016,411	38,625	(928)	1,054,108	15.86%
2011	984,927	24,052	—	1,008,979	15.17%
2012	942,121	19,861	(10,516)	951,466	14.32%
2013	828,149	142,599	—	970,748	14.61%
2014	151,229	45,088	—	196,317	2.95%
2015	738,276	132,195	—	870,471	13.10%
2016	456,268	30,818	(11,301)	475,785	7.16%
2017	541,325	141,858	(1,660)	681,523	10.26%
2018	199,155	—	—	199,155	3.00%

Face Amount of Debt	6,081,914	575,096	(24,405)	6,632,605	99.80%
Net Premiums on Debt	12,983	—	—	12,983	0.20%

Total	$6,075,897	$575,096	$(24,405)	$6,645,588	100.00%

Based on Original Maturity Dates as of March 31, 2009:
Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Noncontrolling Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$981,353	$26,213	$(928)	$1,006,638	15.15%
2010	1,335,414	66,757	—	1,402,171	21.10%
2011	623,703	74,317	—	698,020	10.49%
2012	599,065	—	(10,516)	588,549	8.86%
2013	456,126	57,850	—	513,976	7.73%
2014	151,229	45,088	—	196,317	2.95%
2015	738,276	132,195	—	870,471	13.10%
2016	456,268	30,818	(11,301)	475,785	7.16%
2017	541,325	141,858	(1,660)	681,523	10.26%
2018	199,155	—	—	199,155	3.00%

Face Amount of Debt	6,081,914	575,096	(24,405)	6,632,605	99.80%
Net Premiums on Debt	12,983	—	—	12,983	0.20%

Total	$6,094,897	$575,096	$(24,405)	$6,645,588	100.00%

Debt Covenant Compliance Ratios as of March 31, 2009

Unsecured Line of Credit	Required	Actual	Compliance

Debt to Gross Asset Value	65.0%	57.5%	Yes
Interest Coverage Ratio*	>1.75x	2.34x	Yes
Debt Service Coverage Ratio*	>1.55x	1.93x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Base Rent PSF	New Initial Base Rent PSF	% Change Initial	New Average Base Rent PSF (2)	% Change Average

All Property Types (1)	543,392	$37.17	$32.35	-13.0%	$33.01	-11.2%
Stabilized malls	490,923	39.00	33.97	-12.9%	34.67	-11.1%
New leases	92,349	40.35	37.93	-6.0%	40.55	0.5%
Renewal leases	398,574	$38.68	$33.05	-14.6%	$33.31	-13.9%

Total Leasing Activity

Square Feet

Total Leased	1,257,350
Operating Portfolio	1,204,614
Development Portfolio	52,736

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of March 31,

	2009	2008

Stabilized malls	$29.34	$29.03
Non-stabilized malls	26.68	25.14
Associated centers	12.08	11.75
Community centers	14.62	13.51
Other	19.05	18.11

((1) Includes Stabilized malls, Associated centers, Community centers and Other.

(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Top 25 Tenants Based On Percentage Of Total Revenues For The Three Months Ended March 31, 2009

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues

1	Limited Brands, LLC	160	797,072	2.92%
2	Foot Locker, Inc.	181	687,095	2.52%
3	Abercrombie & Fitch, Co.	98	659,673	2.20%
4	The Gap Inc.	91	899,896	2.13%
5	AE Outfitters Retail Company	85	491,407	2.03%
6	Signet Group plc (1)	117	207,256	1.78%
7	Luxottica Group, S.P.A. (2)	150	328,833	1.53%
8	Zale Corporation	144	151,970	1.52%
9	Finish Line, Inc.	90	438,433	1.50%
10	Genesco Inc. (3)	182	250,437	1.41%
11	Express Fashions	51	411,970	1.34%
12	JC Penney Co. Inc. (4)	79	8,614,704	1.29%
13	The Regis Corporation	212	250,021	1.18%
14	New York & Company, Inc.	58	412,948	1.18%
15	Dick’s Sporting Goods, Inc.	15	944,937	1.16%
16	Charlotte Russe Holding, Inc.	52	360,274	1.15%
17	Aeropostale, Inc.	76	258,465	0.98%
18	Pacific Sunwear of California	70	256,016	0.90%
19	Christopher & Banks, Inc.	87	297,169	0.90%
20	The Buckle, Inc.	51	251,346	0.89%
21	The Children’s Place Retail Stores, Inc.	54	227,571	0.84%
22	Sun Capital Partners, Inc. (5)	59	795,644	0.84%
23	Charming Shoppes, Inc. (6)	51	290,878	0.82%
24	Claire’s Stores, Inc.	116	135,315	0.80%
25	Collective Brands, Inc.	88	239,167	0.78%

		2,417	18,658,497	34.59%

(1)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(2)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.

(3)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.

(4)	JC Penney Co. Inc. owns 30 of these stores.

(5)	Sun Capital Partners, Inc. operates Anchor Blue, Fazoli’s, Friendly’s, Life Uniform, Shopko, Smokey Bones, Souper Salad and The Limited.

(6)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine’s.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2009

Capital Expenditures for Three Months Ended March 31, 2009
(In thousands)

Tenant allowances	$8,295

Renovations	88

Deferred maintenance:
Parking lot and parking lot lighting	39
Roof repairs and replacements	1,139
Other capital expenditures	983

Total deferred maintenance expenditures	2,161

Total capital expenditures	$10,544

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2009	2008

Quarter ended:
March 31,	$651	$596
June 30,	—	990
September 30,	—	818
December 31,	—	911

	$651	$3,315

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For The Quarter Ended March 31, 2009

Properties Opened Year-to-date
(Dollars in thousands)

		Total Project Square Feet	CBL’s Share of

			Total Cost	Cost To Date	Date Opened	Initial Yield(a)
Property	Location

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$7,903	Spring-09	5.3%
Oak Park Mall - Barnes & Noble (b)	Kansas City, KS	34,000	9,619	11,504	Spring-09	7.9%

Redevelopments:
West County - Former Lord & Taylor	St. Louis, MO	90,620	34,149	24,607	Spring-09	9.9%

		164,620	$55,452	$44,014

Properties Under Development at March 31, 2009 (Dollars in thousands)

		Total Project Square Feet	CBL’s Share of

			Total Cost	Cost To Date	Opening Date	Initial Yield(a)
Property	Location

Community/Open-Air Centers:
Hammock Landing (Phase I and Phase 1A) (c)	West Melbourne, FL	470,042	$39,673	$39,606	Spring-09/Fall-10	7.3	% *
Settlers Ridge (Phase I) (d)	Robinson Township, PA	393,422	108,818	55,320	Fall-09	6.1	% *
Summit Fair (e)	Lee’s Summit, MO	483,172	22,000	22,000	Summer-09	9.4%
The Pavilion at Port Orange (Phase I and Phase 1A) (c)	Port Orange, FL	495,669	73,813	44,750	Fall-09/Summer-10	7.1	% *
The Promenade (d)	D’Iberville, MS	681,317	88,127	46,928	Fall-09	8.0%

		2,523,622	$332,431	$208,604

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.

(b)	Costs to date may be gross of applicable reimbursements that have not yet been received.

(c)	50/50 Joint Venture. Costs to date may be gross of applicable reimbursements that have not yet been received.

(d)

Settlers Ridge is a 60/40 Joint Venture. The Promenade is an 85/15 joint venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements.

(e)	CBL’s interest represents 27% of project cost.

* Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.